UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:	Commission File Number of Depositor/Registrant:	Commission File Number of Depositor/Registrant:
000-21424-04	333-113579-02	333-113579-01

Central Index Key Number of Depositor/Registrant:	Central Index Key Number of Depositor/Registrant:	Central Index Key Number of Depositor/Registrant:
0000949349	0001283434	0001283435

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)	(Exact Name of Depositor/Registrant as Specified in its Charter)	(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	13-3854638	Delaware	20-0942395	Delaware	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Vesey Street 30th Floor, Room 505B New York, New York 10285 (212) 640-2357	4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor: 0000949348	Central Index Key Number of Sponsor: 0001647722

AMERICAN EXPRESS CENTURION BANK	AMERICAN EXPRESS BANK, FSB
(Exact Name of Sponsor as Specified in its Charter)	(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On March 18, 2016, American Express Receivables Financing Corporation IV LLC, as transferor (“RFC IV”), designated for removal from the American Express Credit Account Master Trust approximately 101,700 accounts representing an aggregate amount of receivables of approximately $133 million pursuant to Reassignment No. 1 of Receivables in Removed Accounts, dated as of March 18, 2016 (“Reassignment No. 1”), between RFC IV and The Bank of New York Mellon, as trustee. Reassignment No. 1 is attached hereto as Exhibit 99.01.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 99.

Exhibit 99.01	Reassignment No. 1 of Receivables in Removed Accounts, dated as of March 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By: /s/ Anderson Y. Lee
Name: Anderson Y. Lee
Title: President

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By: /s/ Denise D. Roberts
Name: Denise D. Roberts
Title: President

American Express Receivables Financing Corporation IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By: /s/ Denise D. Roberts
Name: Denise D. Roberts
Title: President

Date: March 21, 2016

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.01	Reassignment No. 1 of Receivables in Removed Accounts, dated as of March 18, 2016.